ADVANCED SERIES TRUST

AST Bond Portfolio 2025; AST Bond Portfolio 2026; AST Bond Portfolio 2027; AST Bond Portfolio 2028; AST Bond Portfolio 2029; AST Bond Portfolio 2030; AST Bond Portfolio 2031; AST Bond Portfolio 2032; AST Bond Portfolio 2033; AST Bond Portfolio 2034; AST Bond Portfolio 2035; AST Bond Portfolio 2036; AST Investment Grade Bond Portfolio

Supplement dated April 8, 2025 to the

Currently Effective Prospectus and Summary Prospectuses

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for Advanced Series Trust (the Trust) and the Summary Prospectuses relating to the portfolios referenced above (each a Portfolio and collectively the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Gary Wu will replace Mr. Scott Donnelly as a portfolio manager to the Portfolios.

To reflect these changes, the Prospectus and the Summary Prospectuses relating to the Portfolios are hereby revised as follows effective immediately:

I.All references and information pertaining to Scott Donnelly are hereby removed from the Prospectus and the Summary Prospectuses relating to the Portfolios.

II.The tables in the sections of the Prospectus and Summary Prospectuses entitled “Management of the Portfolio” are hereby revised by adding the following information with respect to Mr. Wu:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

	PGIM Fixed		Principal and
PGIM	Income*, PGIM		Portfolio
Investments LLC	Limited	Gary Wu	Manager	April 2025

*PGIM Fixed Income is a business unit of PGIM, Inc.

III.The following professional biography is hereby added after the last paragraphs in the sections of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers-AST Target Maturity Bond Portfolios” and “HOW THE TRUST IS MANAGED – Portfolio Managers-AST Investment Grade Bond Portfolios”:

Gary Wu, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTGENSUP5